UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 4, 2004

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Press release, dated August 2, 2004, announcing the Presentation.
99.2	Presentation given on August 4, 2004 at the Robert W. Baird Small Cap Conference in New York City.

Item 9. Regulation FD Disclosure

On August 4, 2004, RailAmerica, Inc. (the “Company”) will be giving a presentation at the Robert W. Baird Small Cap Conference in New York City, which includes information regarding the Company’s past, present and future financial results. The purpose of this Form 8-K is to furnish such presentation. Attached as exhibits to this Current Report on Form 8-K are the press release issued by the Company in connection with this presentation and the text of the presentation. These exhibits are incorporated herein by reference.

The attached press release and presentation contain forward-looking statements regarding future events and the performance of RailAmerica, Inc. which represent the Company’s expectations or beliefs concerning future events, including: statements regarding further growth in transportation-related assets; the acquisition or disposition of railroads, assets and other companies; the increased usage of our existing rail lines; the growth of gross revenue; and the sufficiency of our cash flows for our future liquidity and capital resource needs. We caution that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including, without limitation, the following: decline in demand for transportation services; the effect of economic conditions generally and particularly in the markets served by us; our dependence upon the agricultural industry as a significant user of our rail services; our dependence upon the availability of financing for acquisitions of railroads and other companies; an adverse change in currency exchange rates, interest rates or fuel costs; a decline in the market acceptability of railroad services; an organization or unionization of a material segment of our employee base; the effect of competitive pricing; failure to acquire additional businesses; costs of seeking to acquire businesses; the inability to integrate acquired businesses; failure to achieve expected synergies; failure to service debt; failure to successfully market and sell non-core properties and assets; and regulation by federal, state, local and foreign regulatory authorities. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release and presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.

Date: August 4, 2004	By:	/s/ Michael J. Howe

	Name:	Michael J. Howe
	Title:	Executive Vice President
and Chief Financial Officer
(Principal Financial Officer)